Earnings per share (basic and diluted)	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Earnings per share (basic and diluted)	Earnings per share (basic and diluted)
Basic earnings per share is calculated by dividing net income for the period attributed to the owners of the parent by the weighted average number of ordinary shares outstanding during the period.
Diluted earnings per share is calculated by dividing net income attributable to owners of XP Inc by the weighted average number of shares outstanding during the year plus the weighted average number of shares that would be issued on conversion of all dilutive potential shares into shares into shares by applying the treasury stock method. The shares in the share-based plan are the only shares with potential dilutive effect.
The following table presents the calculation of net income applicable to the owners of the parent and basic and diluted EPS for the years ended December 31, 2023, 2022 and 2021.

	2023	2022	2021

Net Income attributable to owners of the Parent	3,898,702	3,579,050	3,589,416
Basic weighted average number of outstanding shares (i) (iii)	539,835	555,429	559,004
Basic earnings per share - R$	7.2220	6.4438	6.4211

Effect of dilution
Shared-based plan (ii) (iii)	4,377	17,577	14,496
Diluted weighted average number of outstanding shares (iii)	544,212	573,006	573,499
Diluted earnings per share - R$	7.1639	6.2461	6.2588

(i)See on note 25, the number of XP Inc.’s outstanding common shares during the year.
(ii)See on note 32, the number of shares granted and forfeited during the year regarding XP Inc.’s share-based plan.
(iii)Thousands of shares.